UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): December 7, 1999
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                       BROOKDALE LIVING COMMUNITIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-22253                 36-4103821
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(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation)                          Number)           Identification Number)

77 West Wacker Drive, Suite 4400, Chicago, Illinois                60601
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (312) 977-3700


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         (a) December 7, 1999 Press Release: On December 7, 1999, Brookdale Living Communities, Inc. issued the Press Release attached hereto as Exhibit
99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

         Exhibit
         Number          Description
         -------         -----------

          99.1           Press  Release of Brookdale  Living  Communities,  Inc.
                         dated December 7, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BROOKDALE LIVING COMMUNITIES, INC.
                                        Registrant


Dated: December 8, 1999                 By:  /s/ Robert J. Rudnik
                                             -----------------------------------
                                             Robert J. Rudnik
                                             Executive Vice President/
                                             General Counsel and Secretary